UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2024

Chain Bridge I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41047	98-1578955
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 The Green #17538 Dover, DE	19901
(Address of principal executive offices)	(Zip Code)

(202) 656-4257

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant to acquire one Class A ordinary share	CBRGU	The Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	CBRG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

On July 22, 2024, Chain Bridge I, a Cayman Islands exempted company (“CBRG”), CB Holdings, Inc., a Nevada corporation (“HoldCo”), CB Merger Sub 1, a Cayman Islands exempted company (“CBRG Merger Sub”), Phytanix Bio, a Nevada corporation (the “Company”), and CB Merger Sub 2, Inc., a Nevada corporation (“Company Merger Sub”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”). This Current Report on Form 8-K (this “Current Report”) is being filed to describe the material terms of the Business Combination Agreement and related agreements, which are filed as exhibits herewith. As used in this Current Report, “New Phytanix” refers to HoldCo after giving effect to the consummation of the transactions contemplated by the Business Combination Agreement. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Business Combination Agreement.

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

The Business Combination

The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of the Company and CBRG. The Business Combination Agreement provides for, among other things, the consummation of the following transactions (the transactions contemplated by the Business Combination Agreement, collectively, the “Business Combination”):

(i)	CBRG Merger Sub will merge with and into CBRG (the “CBRG Merger”) and Company Merger Sub will merge with and into the Company (the “Company Merger” and, together with the CBRG Merger, the “Mergers”), with CBRG and the Company surviving the Mergers and, after giving effect to such Mergers, each of CBRG and the Company becoming a wholly owned subsidiary of HoldCo, on the terms and subject to the conditions in the Business Combination Agreement;

(ii)	(A) each issued and outstanding Class A ordinary share, par value $0.0001 per share, of CBRG (the “CBRG Class A Shares”) will be automatically cancelled, extinguished and converted into the right to receive one share of common stock, par value $0.0001 per share, of HoldCo (the “HoldCo Shares”); and (B) each issued and outstanding Class B ordinary share, par value $0.0001 per share, of CBRG (the “CBRG Class B Shares” and together with the CBRG Class A Shares, the CBRG Shares), will be automatically cancelled, extinguished and converted into the right to receive one HoldCo Share;

(iii)	each outstanding warrant to purchase one CBRG Class A Share will be automatically exchanged for a warrant to purchase one HoldCo Share; and

(iv)	(A) each warrant of the Company to purchase Company common stock will be exchanged for a warrant to purchase HoldCo Shares; (B) each warrant of the Company to purchase Company preferred stock will be exchanged for a warrant to purchase HoldCo preferred stock; (C) all promissory notes of the Company issued in connection with its June 2024 financing will be exchanged for HoldCo Series A convertible preferred stock, and any remaining issued and outstanding promissory notes of the Company will be automatically and fully cancelled; (D) each share of preferred stock, par value $0.000000001 per share, of the Company (the “Company Preferred Stock”) that is issued and outstanding will be automatically converted into shares of HoldCo preferred stock; and (E) all issued and outstanding shares of Company Common Stock (other than treasury shares and shares with respect to which appraisal rights under the Delaware General Corporation Law, as amended, are properly exercised and not withdrawn) will be automatically cancelled, extinguished and converted into the right to receive HoldCo Shares based on the exchange ratio set forth in the Business Combination Agreement.

Prior to the closing of the Business Combination (the “Closing”), (A) HoldCo will file with the Secretary of State of the State of Nevada an amended and restated certificate of incorporation of HoldCo, and (B) the board of directors of HoldCo will approve and adopt amended and restated bylaws of HoldCo, each in a form to be mutually agreed between CBRG and the Company. Following the Business Combination, HoldCo will change its name to Phytanix, Inc. and will be a publicly listed holding company which is expected to be listed on the Nasdaq Capital Market under the ticker symbol “PHYX.”

The Business Combination is expected to close in the fourth quarter of 2024, following the receipt of the required approval by CBRG’s and the Company’s shareholders and the fulfillment of other customary closing conditions.

Consideration

Under the terms of the Business Combination Agreement, the aggregate consideration to be paid in the Business Combination is derived from an equity value of $58 million. In addition, HoldCo will issue 17,000 shares of HoldCo Series A convertible preferred stock and issue additional shares of HoldCo preferred stock in exchange for certain short term debt obligations of the Company.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type. HoldCo has agreed to take all action as may be necessary or appropriate such that, immediately after the Closing, HoldCo’s board of directors will consist of up to seven directors, which shall be divided into three classes and be comprised of seven individuals determined by the Company, the CBRG Sponsor and CBRG prior to the effectiveness of the Registration Statement on Form S-4 (the “Registration Statement”), two of which directors shall be designated by the Company, in consultation with CBRG and the CBRG Sponsor, two of which directors shall be designated by the CBRG Sponsor, in consultation with the Company, and three of which directors shall be mutually agreed upon by the CBRG Sponsor and the Company. In addition, the board of directors of HoldCo will adopt an equity incentive plan and an employee stock purchase plan prior to the closing of the Business Combination.

Conditions to Each Party’s Obligations

The obligation of CBRG, HoldCo, CBRG Merger Sub, Company Merger Sub and the Company to consummate the Business Combination is subject to certain customary closing conditions, including, but not limited to, (i) the absence of any order, law or other legal restraint or prohibition issued by any court of competent jurisdiction or other governmental entity of competent jurisdiction prohibiting or preventing the consummation of the transactions contemplated by the Business Combination Agreement, (ii) the effectiveness of the Registration Statement to be filed by HoldCo, in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), registering certain shares of HoldCo to be issued in the Business Combination, (iii) the required approval of the Company’s stockholders, (iv) the required approval of CBRG’s shareholders, (v) HoldCo having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) after giving effect to the transactions contemplated by the Business Combination Agreement (provided such limitation has not been validly removed from the amended and restated memorandum and articles of association (the “Articles”) of CBRG prior to the Closing Date), (vi) the approval by Nasdaq of HoldCo’s initial listing application in connection with the Business Combination, (vii) entry into employment agreements with certain key Company executives, (viii) formation of a capital markets and financing advisory committee made up of certain CBRG directors, (ix) assumption or cancellation of certain existing Company and CBRG notes, and (x) entry into an agreement providing for a $100 million equity line of credit with Keystone Capital Partners, LLC or its affiliates.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to, (i) by mutual written consent of CBRG and the Company, (ii) by CBRG if the representations and warranties of the Company are not true and correct or if the Company fails to perform any covenant or agreement set forth in the Business Combination Agreement (including an obligation to consummate the Closing), in each case such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) by the Company if the representations and warranties of the Company are not true and correct or if the Company fails to perform any covenant or agreement set forth in the Business Combination Agreement (including an obligation to consummate the Closing), in each case such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) by either CBRG or the Company if the required approvals are not obtained from CBRG shareholders after the conclusion of a meeting of CBRG’s shareholders held for such purpose at which such shareholders voted on such approvals, (v) by either CBRG or the Company, if any governmental entity of competent jurisdiction shall have issued an order permanently enjoining, restraining or otherwise prohibiting the transactions contemplated under the Business Combination Agreement and such order shall have become final and nonappealable, (vi) by CBRG if the Company does not deliver, or cause to be delivered to CBRG the written consent of the requisite shareholders of the Company adopting and approving the Business Combination and such failure is not cured within specified time periods, and (vii) by either CBRG or the Company if the transactions contemplated by the Business Combination Agreement have not been consummated on or prior to the last deadline for CBRG to consummate its initial business combination pursuant to the Articles.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement, except in the case of a willful and material breach or fraud and for customary obligations that survive the termination thereof (such as confidentiality obligations).

A copy of the Business Combination Agreement is attached as Exhibit 2.1 hereto and is incorporated herein by reference. The foregoing description of the Business Combination Agreement and the transactions contemplated thereby is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. CBRG does not believe that these schedules contain information that is material to an investment decision.

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, CBRG and the CBRG Sponsor, entered into a letter agreement (the “Sponsor Letter Agreement”), pursuant to which, among other things, (i) CBRG Sponsor agreed to vote its Class B Ordinary Shares in favor of each of the transaction proposals to be voted upon at the meeting of CBRG shareholders, including approval of the Business Combination Agreement and the transactions contemplated thereby, (ii) CBRG Sponsor agreed to waive any adjustment to the conversion ratio set forth in the governing documents of CBRG or any other anti-dilution or similar protection with respect to the Class B Ordinary Shares (whether resulting from the transactions contemplated by the Subscription Agreements (as defined below) or otherwise), and (iii) CBRG Sponsor agreed to be bound by certain transfer restrictions with respect to his, her or its shares in CBRG prior to the Closing.

A copy of the Sponsor Letter Agreement is filed with this Current Report as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Sponsor Letter Agreement is qualified in its entirety by reference thereto.

Company Stockholder Transaction Support Agreements

Pursuant to the Business Combination Agreement, certain stockholders of the Company entered into transaction support agreements (collectively, the “Company Transaction Support Agreements”) with CBRG and the Company, pursuant to which such stockholders of the Company agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby and (ii) be bound by certain covenants and agreements related to the Business Combination.

The form of the Company Transaction Support Agreement is filed with this Current Report as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Financing Agreement is qualified in its entirety by reference thereto.

Investor Rights Agreement

Concurrently with the execution of the Business Combination Agreement, CBRG, HoldCo, the CBRG Sponsor, and certain Company stockholders entered into an investor rights agreement (the “Investor Rights Agreement”) pursuant to which, among other things, the CBRG Sponsor, and certain Company stockholders will be granted certain customary registration rights. Further, subject to customary exceptions set forth in the Investor Rights Agreement, the shares of HoldCo beneficially owned or owned of record by the CBRG Sponsor, certain officers and directors of CBRG and HoldCo (including any shares of HoldCo issued pursuant to the Business Combination Agreement) will be subject to a lock-up period beginning on the date the Closing occurs (the “Closing Date”) until the date that is the earlier of (i) 365 days following the Closing Date (or six months after the Closing Date if a lock up party is an independent director) or (ii) the first date subsequent to the Closing Date with respect to which the closing price of HoldCo Shares equals or exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing Date.

The form of the Investor Rights Agreement is filed with this Current Report as Exhibit 10.3 and is incorporated herein by reference, and the foregoing description of the Investor Rights Agreement is qualified in its entirety by reference thereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure related to the 2024 Financing and HoldCo Promissory Notes set forth above in Item 1.01 of this Current Report is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On July 22, 2024, CBRG issued a press release announcing the execution of the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Forward-Looking Statements

Certain statements in this Current Report may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or CBRG’s, the Company’s or HoldCo’s future financial or operating performance. For example, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including post-Business Combination fully diluted equity value, the anticipated enterprise value of HoldCo, expected ownership in HoldCo, projections of market opportunity and market share, the capability of the Company’s or HoldCo’s business plans including its plans to expand, the sources and uses of cash from the Business Combination, any benefits of the Company’s partnerships, strategies or plans as they relate to the Business Combination, anticipated benefits of the Business Combination and expectations related to the terms and timing of the Business Combination, the Company’s expected pro forma cash, the Company’s or HoldCo’s expected cash runway through 2025 or statements related to the Company’s or HoldCo’s funding gap, funded business plan or use of proceeds, or other metrics or statements derived therefrom, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “propose,” “seek,” “should,” “strive,” “will,” or “would” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which may be beyond the control of CBRG, the Company or HoldCo and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by CBRG and its management, the Company and its management and HoldCo and its management, as the case may be, are inherently uncertain. Each of CBRG, the Company and HoldCo caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. There will be risks and uncertainties described in the proxy statement/prospectus included in the Registration Statement relating to the Business Combination, which is expected to be filed by HoldCo with the SEC, and described in other documents filed by CBRG or HoldCo from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither CBRG nor the Company can assure you that the forward-looking statements in this Current Report will prove to be accurate.

In addition, new risks and uncertainties may emerge from time to time, and it may not be possible to identify and accurately predict the potential impacts of any such risks and uncertainties that may arise in the future. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any potential litigation, government or regulatory proceedings that may be instituted against CBRG, the Company, HoldCo or others; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of CBRG, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) the amount of redemption requests made by CBRG’s public shareholders; (5) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (6) delays in obtaining, adverse conditions in, or the inability to obtain regulatory approvals, or delays in completing regulatory reviews, required to complete the Business Combination; (7) the ability to meet stock exchange listing standards prior to or following the consummation of the Business Combination; (8) the risk that the Business Combination disrupts current plans and operations of the Company or HoldCo as a result of the announcement and consummation of the Business Combination; (9) the Company’s ability to remain compliant with the covenants of its existing debt, including any convertible or bridge financing notes; (10) HoldCo’s ability to remain compliant with the covenants of, and other obligations under, the senior secured convertible notes that will be issued in connection with the closing of the Business Combination; (11) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of HoldCo to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (12) costs related to the Business Combination; (13) risks associated with changes in applicable laws or regulations and the Company’s or HoldCo’s business operations and any operations in a regulated industry; (14) the possibility that the Company or HoldCo may be adversely affected by other economic, business, and/or competitive factors; (15) the Company’s or HoldCo’s use of proceeds, post-Business Combination fully diluted equity value or fully diluted enterprise value, expected pro forma cash, expected cash runway or funding gap, estimates of expenses and profitability; and (16) the other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in CBRG’s Annual Report on Form 10-K for the year ended December 31, 2023, its Quarterly Reports on Form 10-Q, and other documents filed, or to be filed, with the SEC by CBRG or HoldCo. There may be additional risks that CBRG, the Company or HoldCo do not presently know or that CBRG, the Company or HoldCo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of CBRG, the Company and HoldCo.

Nothing in this Current Report should be regarded as a representation or warranty by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved, in any specified time frame, or at all. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made in this Current Report. Subsequent events and developments may cause those views to change. Neither CBRG, the Company nor HoldCo undertakes any duty to update these forward-looking statements.

Additional Information

In connection with the Business Combination, HoldCo intends to file with the SEC a Registration Statement on Form S-4 containing a preliminary proxy statement of CBRG and a preliminary prospectus of HoldCo, and after the Registration Statement is declared effective, CBRG expects to mail a definitive proxy statement/prospectus related to the Business Combination to its shareholders. The proxy statement/prospectus will contain important information about the Business Combination and the other matters to be voted upon at CBRG’s shareholder meeting to be held to approve the Business Combination. CBRG and HoldCo may also file other documents with the SEC regarding the Business Combination. This Current Report does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or other investment decisions, shareholders of CBRG and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and any amendments thereto, the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about CBRG, the Company and the Business Combination. After the Registration Statement becomes effective, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to shareholders of CBRG as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Chain Bridge I, 8 The Green #17538, Dover, DE, Attention: Chief Executive Officer.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

CBRG and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CBRG’s shareholders with respect to the Business Combination. A list of the names of CBRG’s directors and executive officers and a description of their interests in CBRG is contained in CBRG’s Annual Report on Form 10-K, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Chain Bridge I, 8 The Green #17538, Dover, DE, Attention: Chief Executive Officer. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the Business Combination when available. Investors, security holders and other interested persons of CBRG, the Company and HoldCo are urged to carefully read in their entirety the proxy statement/prospectus and other relevant documents that will be filed with the SEC, when they become available, because they will contain important information about the Business Combination. Also see above under the heading “Additional Information.”

The Company and HoldCo, and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of CBRG in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement/prospectus for the Business Combination when available.

No Offer and Non-Solicitation

This Current Report does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any securities of CBRG, the Company or HoldCo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1†	Business Combination Agreement, dated as of July 22, 2024, by and among CBRG, HoldCo, CBRG Merger Sub, Company Merger Sub and the Company.
10.1	Sponsor Letter Agreement, dated as of July 22, 2024, by and among CBRG, the CBRG Sponsor, HoldCo, the Company and the other parties thereto.
10.2	Form of Company Stockholder Transaction Support Agreement, dated as of July 22, 2024, by and among CBRG, CBRG Sponsor, Company and certain Company stockholders.
10.3	Form of Investor Rights Agreement, dated as of July 22, 2024, by and among CBRG, HoldCo, the CBRG Sponsor and the other parties thereto.
99.1	Press release of CBRG, dated July 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2024

Chain Bridge I

By:	/s/Andrew Cohen
Name:	Andrew Cohen
Title:	Chief Executive Officer